Net Income (Loss) Per Share Applicable to Common Stockholders (Details Textual) (USD $) Share data in Millions, unless otherwise specified	3 Months Ended
	Sep. 30, 2011	Jan. 19, 2011
Debt Instrument, Face Amount	$ 5,400,000	$ 1,100,000
Shares Increased Due To Conversion Of Debt	1,300,000
Increase Decrease In Net Income	$ 54,000
Dilutive Securities Inclued In Computation Of Diluted Net Income Loss	0.4